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                                                                   Exhibit 10.10

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made effective as of the 18th day of October, 2004 (the "Effective Date"), by and among CAMBREX BIO SCIENCE WALKERSVILLE, INC., a Delaware corporation ("Secured Party"), ORCEL LLC, a Delaware limited liability company ("OrCel") and ORTEC INTERNATIONAL INC., a Delaware corporation ("Ortec") (OrCel and Ortec being herein individually called a "Grantor" and collectively called the "Grantors").

                                    RECITALS:

         WHEREAS, Secured Party and Ortec are parties to a Cell Therapy Manufacturing Agreement, dated as of October 29, 2003, as amended (as amended from time to time, the "Manufacturing Agreement"), and a Sales Agency Agreement, dated as of October 18, 2004 (as amended from time to time, the "Sales Agreement"), pursuant to which Secured Party will provide, among other things, certain manufacturing, sales and marketing services necessary for the production, distribution and sale of OrCel'r';

         WHEREAS, Ortec, OrCel and Secured Party are parties to a License Agreement, dated as of October 18, 2004 (as amended from time to time, the "Cambrex License Agreement"), pursuant to which OrCel and Ortec have agreed to license to Secured Party certain of their intellectual property rights; and

         WHEREAS, in connection with the performance of its duties under the Manufacturing Agreement and the execution of the Sales Agreement and the Cambrex License Agreement, Secured Party desires to obtain and the Grantors desire to grant to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the performance of certain obligations of Ortec and OrCel to Secured Party under the Manufacturing Agreement, the Cambrex License Agreement and the Sales Agreement.

         NOW, THEREFORE, the Grantors and Secured Party, intending to be legally bound, hereby agree as follows:

         1. Definitions.

                  (a) "Account" shall have the meaning as provided in the UCC.

                  (b) "Assignment Agreement" means that certain Amended and Restated Revenue Interests Assignment Agreement, dated as of February 26, 2003, among PRF, Ortec and OrCel.

                  (c) "Collateral" shall mean:





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                                    (i) all Accounts, contract rights, payment
                           intangibles, Instruments and General Intangibles arising out of or in connection with the sale of Products pursuant to the Sales Agreement and/or the License Agreement, and all supporting obligations, guarantees and other security therefor, whether secured or unsecured, and whether now existing or hereafter created;

                                    (ii) all money now or at any time in the
                           possession or under the control of, or in transit to, the PRF/Cambrex Lockbox Bank (as defined in the Consent and Agreement) or Secured Party received from or on account of the sale of Products pursuant to the Sales Agreement and/or the License Agreement, or otherwise relating to any of the foregoing Collateral;

                                    (iii) the PRF/Cambrex Lockbox Account (as
                           defined in the Consent and Agreement), all funds on deposit in the PRF/Cambrex Lockbox Account, all funds on deposit in any bank account or deposit account of Secured Party which were received from or on account of the sale of Products pursuant to the Sales Agreement and/or the License Agreement, all investments arising out of such funds, all claims thereunder or in connection therewith, and all monies and credit balances from time to time held in the PRF/Cambrex Lockbox Account or such bank accounts or deposit accounts; all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by Secured Party in substitution for or in addition to any or all of the then existing items described in this clause (iii); and all interest, dividends, cash, securities, rights, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds, or such investments or received in exchange for any or all of the items described in this clause (iii); and

                                    (iv) all products and Proceeds of and from
                           any and all of the foregoing Collateral, and all proceeds which constitute property of the types described in clauses (i) through (iii).

                  (d) "Consent and Agreement" means the Consent and Agreement dated as of October 18, 2004 between Secured Party and PRF, as the same may be amended from time to time.

                  (e) "Event of Default" is defined in Section 8.

                  (f) "General Intangible" shall have the meaning as provided in the UCC.

                  (g) "Instrument" shall have the meaning as provided in the UCC.

                  (h) "Obligations" shall mean any and all obligations of Grantors to Secured Party under the Manufacturing Agreement, the Cambrex License Agreement and the Sales Agreement and all costs and expenses of Secured Party incurred in connection with enforcement or collection under this Agreement.


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                  (i) "Ortec/OrCel Security Agreement" shall mean that certain
         Security Agreement, dated as of August 29, 2001, between Ortec and OrCel, as amended by Amendment No. 1 to Security Agreement dated as of October 18, 2004 and as the same may be further amended from time to time.

                  (j) "PRF" shall mean Paul Royalty Fund, L.P. (formerly known as Paul Capital Royalty Acquisition Fund, L.P.).

                  (k) "PRF-Ortec-Orcel Agreements" shall have the meaning as provided in the Consent and Agreement.

                  (l) "PRF Security Agreement" shall mean that certain Amended and Restated Security Agreement dated as of October 18, 2004 among Ortec, OrCel and PRF as the same may be amended from time to time.

                  (m) "Proceeds" shall have the meaning as provided in the UCC.

                  (n) "Products" shall mean any and all (i) "Products" as such term is defined in the Sales Agreement and (ii) "Licensed Products" as such term is defined in the Cambrex License Agreement.

                  (o) "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Delaware, as amended from time to time, and any successor statute; provided that if by reason of mandatory provision of law, the perfection or the effect of perfection or non-perfection of the security interest in the Collateral is governed by the Uniform Commercial Code of another jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

         2. Grant of Security Interest. As collateral security for the prompt, full and faithful payment and performance when due of the Obligations, each Grantor hereby assigns, pledges, transfers and grants to Secured Party a continuing lien on and a security interest in all of such Grantor's right, title and interest in and to the Collateral, where the same may be now or hereafter located, whether now owned or hereafter existing or acquired. The lien and security interest granted herein are subordinate and junior in priority to the perfected lien and security interest granted to PRF as secured party under the PRF Security Agreement and are subject to the terms and provisions of the Consent and Agreement.

         3. Change in Name or Locations. Each Grantor hereby agrees that if such Grantor changes its name or form of organization or jurisdiction of organization, or establishes a name in which it may do business that is not listed as a trade name on Exhibit "A" hereto, such Grantor will immediately notify Secured Party in writing of the additions or changes.

         4. Representations and Warranties. Each Grantor represents, warrants and covenants to Secured Party that: (a) other than the lien granted pursuant to the PRF Security Agreement and the Ortec/OrCel Security Agreement, such Grantor has not made


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any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all encumbrances and rights of setoff of any kind; and (b) except as herein provided, such Grantor will not hereafter without the prior written consent of Secured Party sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to Secured Party and/or PRF.

         5. Grantors' Covenants. Each Grantor covenants that it shall obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may reasonably require to vest in and assure to Secured Party its rights hereunder and in or to the Collateral.

         6. Covenants for Accounts. With respect to accounts, accounts receivable and general intangibles that are included in the definition of Collateral, upon the occurrence and during the continuance of an Event of Default, at the request of Secured Party, but subject to the Consent and Agreement (including, without limitation, the requirements that payments in respect thereof shall be made to the PRF/Cambrex Lockbox Account), each Grantor will direct any persons who are indebted to such Grantor on any Collateral consisting of accounts, accounts receivable or general intangibles to make payment directly to Secured Party.

         7. Further Assurances. By its signature hereto, each Grantor hereby authorizes Secured Party to file against such Grantor, one or more financing, continuation or amendment statements pursuant to the UCC.

         8. Events of Default. The Grantors shall, at the option of Secured Party, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) any default under the Obligations; (b) the failure by either Grantor to perform any of its obligations under this Agreement; (c) falsity, inaccuracy or breach in any material respect by either Grantor of any written warranty, representation or statement that, pursuant to this Agreement, is made or furnished to Secured Party by or on behalf of such Grantor; (d) any lien (except for liens in favor of PRF under the PRF Security Agreement) against or the making of any levy, seizure or attachment of or on the Collateral; or (e) except as otherwise provided herein, the failure of Secured Party to have a perfected security interest in the Collateral.

         9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, Secured Party may declare the Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to limit any provision contained in the Consent and Agreement.

         10. Power of Attorney. Each Grantor does hereby make, constitute and appoint any officer, director or agent of Secured Party as such Grantor's true and lawful attorney-in-fact, with power to endorse the name of such Grantor or any of such Grantor's officers or agents upon any notes, checks, drafts, money orders, or other


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instruments of payment or Collateral that may come into the possession of
Secured Party in full or part payment of any amounts owing to Secured Party; granting to such Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as such Grantor might or could do, including the right to sign, for such Grantor, UCC-1 financing statements and UCC-3 Statements of Change and, from and after the occurrence of an Event of Default, to sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; provided, however, that Secured Party may not sue for, compromise, settle or release any claims and disputes with respect to any accounts receivable for which Secured Party has previously made a deduction pursuant to Section 3(c)(i)(C) or (D) of the Sales Agreement and has the indefeasible right to retain the amounts so deducted.

         11. Payment of Expenses. At its option, Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral. Each Grantor will reimburse Secured Party for bona fide payments so made pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made by Secured Party.

         12. Notices. Any notice, request, demand, report, offer, acceptance, approval, consent or other communication (collectively, a "Notice") required or permitted under this Agreement must be in writing and delivered personally, or by certified mail, return receipt requested, postage prepaid, or by a nationally recognized courier, addressed to the parties at their respective addresses set forth below or to such other address as any party may request with advanced Notice to the other parties. A Notice that is sent by certified mail is deemed given three (3) business days after it is mailed.

If to OrCel:               Orcel LLC
                           c/o Ortec International Inc.
                           3960 Broadway
                           New York, New York  10032
                           Telecopier: (212) 740-2570
                           Attention:  Ron Lipstein,
                                       Vice Chairman

                  with a copy to:

                           Feder Kaszovitz Isaacson
                           Weber Skala Bass & Rhine, LLP
                           750 Lexington Avenue, 23rd Floor
                           New York, New York 10022
                           Telecopier: (212) 888-7776
                           Attention:  Gabriel Kaszovitz, Esq.

                  with a copy to:

                           Paul Royalty Fund, L.P.
                           Two Grand Central Tower


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                           140 East 45th Street
                           44th Floor
                           New York, NY  10017
                           Attention: Lionel Leventhal

If to Ortec:               Ortec International Inc.
                           3960 Broadway
                           New York, New York 10032
                           Telecopier: (212) 740-2570
                           Attention: Ron Lipstein,
                                      Vice Chairman

                  with a copy to:

                           Feder Kaszovitz Isaacson
                           Weber Skala Bass & Rhine, LLP
                           750 Lexington Avenue, 23rd Floor
                           New York, New York 10022
                           Telecopier: (212) 888-7776
                           Attention:  Gabriel Kaszovitz, Esq.

                  with a copy to:

                           Paul Royalty Fund, L.P.
                           Two Grand Central Tower
                           140 East 45th Street
                           44th Floor
                           New York, NY  10017
                           Attention: Lionel Leventhal

If to Secured Party:       Cambrex Bio Science Walkersville, Inc.
                           8830 Biggs Ford Road
                           Walkersville, Maryland 21793
                           Telecopier: (301) 845-6099
                           Attention: N. David Eansor,
                                      President of BioProducts
                                      Strategic Business Unit

                  with a copy to:

                           Sills Cummis Epstein & Gross P.C.
                           One Riverfront Plaza
                           Newark, NJ 07102-5400
                           Telecopier:  (973) 643-6500
                           Attention:  Ira A. Rosenberg, Esq.


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                  with a copy to:

                           Paul Royalty Fund, L.P.
                           Two Grand Central Tower
                           140 East 45th Street
                           44th Floor
                           New York, NY  10017
                           Attention: Lionel Leventhal

         13. Preservation of Rights. No delay or omission on the part of Secured Party to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of Secured Party impair any right or power arising hereunder. Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Secured Party may have under other agreements, at law or in equity.

         14. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         15. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by either Grantor therefrom, will in any event be effective unless the same is in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on either Grantor in any case will entitle either Grantor to any other or further notice or demand in the same, similar or other circumstance.

         16. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         17. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

         18. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Grantors and Secured Party and their respective legal representatives, successors and permitted assigns. Neither Grantor may assign this Agreement in whole or in part without the prior written consent of Secured Party. Any assignment or any attempt by either Grantor to make an assignment of this Agreement or any of its rights or obligations hereunder will be void ab initio, and of no force and effect. Secured Party may assign this Agreement, or any of its rights and obligations hereunder, at any time to any other person or entity it deems necessary or desirable without advance notice to


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Grantors, provided that prior to or concurrently with such assignment such person or entity agrees in writing (in form and substance reasonably satisfactory to PRF) to assume and be bound by the provisions of the Consent and Agreement and provided that written notice of such assignment is promptly thereafter given to Grantors and PRF.

         19. Term. This Agreement shall be effective from the Effective Date and shall continue until the date that is two years after the Launch Date (as defined in the Sales Agreement) (the "Expiration Date"); provided, however, that if on or as of the Expiration Date an Event of Default, or event which with the lapse of time or notice or both would become an Event of Default, or a default by OrCel and/or Ortec under the Assignment Agreement, has occurred and is continuing, this Agreement shall continue in full force and effect after the Expiration Date unless and until such Event of Default or event or default has been waived in writing by Secured Party or is no longer continuing or has been cured.

         20. Interpretation. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         21. Governing Law. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York without regard to its conflicts of law principles.

         22. Subordination of Security Interest under Ortec/OrCel Security Agreement. Each Grantor hereby agrees that the security interest granted by Ortec to OrCel in the Collateral (as such term is defined in the Ortec/OrCel Security Agreement) pursuant to the Ortec/OrCel Security Agreement shall be and is hereby made subordinate and junior in priority to the security interest granted herein to Secured Party in the Collateral (as such term is defined is defined in this Agreement).





                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                          SECURED PARTY:
                          CAMBREX BIO SCIENCE WALKERSVILLE, INC.


                          By:    /s/ David Eansor
                               ---------------------------------------------
                               [Signature]

                                 N. David Eansor
                               ---------------------------------------------
                               [Name]

                                 President, BioProducts
                               ---------------------------------------------
                               [Title]


                          GRANTOR:
                          ORCEL LLC

                          By:    /s/ Ron Lipstein
                               ---------------------------------------------
                               [Signature]

                                 Ron Lipstein
                               ---------------------------------------------
                               [Name]

                                 Chief Executive Officer / Vice Chairman
                               ---------------------------------------------
                               [Title]


                          GRANTOR:
                          ORTEC INTERNATIONAL INC.

                          By:    /s/ Ron Lipstein
                               ---------------------------------------------
                               [Signature]

                                 Ron Lipstein
                               ---------------------------------------------
                               [Name]

                                 Chief Executive Officer / Vice Chairman
                               ---------------------------------------------
                               [Title]


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                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT


                                   Trade Names



                                      None.


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